Exhibit 10.2
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

LETTER AGREEMENT (2025-1)

THIS LETTER AGREEMENT (2025-1) (this "Agreement") is entered into as of the last date set forth on the signature page hereto, by and between Spirit Airlines, LLC f/k/a Spirit Airlines, Inc. ("Carrier"), and U.S. Bank National Association, as Member and Servicer ("Bank").

RECITALS

A.    Bank and Carrier are parties to a Signatory Agreement (U.S. VISA and MasterCard Transactions), dated as of May 21, 2009 (as the same has been amended, restated or otherwise modified from time to time (including as amended by Letter Agreement (2024-1), Letter Agreement (2024-2) and Letter Agreement (2024-3)), collectively, the "Card Processing Agreement"), pursuant to which Bank processes certain payments made to Carrier using Cards (as such term is defined in the Card Processing Agreement) bearing the service mark of Visa International, Visa U.S.A. Inc. or MasterCard International Incorporated.

B.    Whereas Carrier and Bank are having productive and advanced conversations about a long-term extension of the Card Processing Agreement that also addresses Bank’s requests for a near-term and substantial increase in its Aggregate Protection, and the parties expect to execute an agreement so providing in the next four business days.

C.    Carrier and Bank each desire to make certain changes to the Card Processing Agreement and have therefore agreed to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto covenant and agree to be bound as follows:

Section 1.    Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Master Terms of Service attached as Exhibit A to the Card Processing Agreement (“MTOS”), the Card Processing Agreement or the Exposure Schedule, as each may be amended, restated or otherwise modified from time to time, unless the context shall otherwise require.

Section 2.    Agreements.

2.1    Exposure Protection Schedule. The Exposure Protection Schedule attached to the Card Processing Agreement is amended as set forth on Exhibit A hereto.

Section 3.    Acknowledgement. Each party acknowledges and agrees that the modifications contained are limited to the precise meaning of the words as written herein.

Section 4.    Effective Date. This Agreement shall become effective upon execution and delivery to Bank of duly executed counterparts hereof by Bank and Carrier (the “Effective Date”).

Section 5.    Merger and Integration, Superseding Effect. Except as expressly modified under this Agreement, all of the terms and conditions remain in full force and effect. This Agreement, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto, and supersedes and has merged into it all prior oral and written agreements, on the same subjects by and between the parties hereto with the effect that this Agreement shall control with respect to the specific subjects hereof and thereof. All references contained in the Card Processing Agreement and the Schedules thereto to
“Agreement” shall mean the Card Processing Agreement as supplemented and amended hereby.

Section 6.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which counterparts of this Agreement when taken together, shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year written below.

CARRIER:

SPIRIT AIRLINES, LLC

By: /s/ Brian McMenamy
Name: Brian McMenamy
Title: VP and Controller

Date: 8/15/2025 9:07:25 AM PDT

BANK:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Kurt Jarrett
Name: Kurt Jarrett
Title: Its Authorized Representative
Date: 8/15/2025 11:55:42 AM EDT

EXHIBIT A

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